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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              November 2, 2001


                     Philadelphia Consolidated Holding Corp.
               (Exact Name of Registrant as Specified in Charter)


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
         Pennsylvania                        0-22280                   23-2202671
(State or Other Jurisdiction               (Commission               (IRS Employer
      of Incorporation)                    File Number)           Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania                     19004
(Address of Principal Executive Offices)                               (Zip Code)
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Registrant's telephone number, including area code (610) 617-7900



          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibit listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated November 2, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Philadelphia Consolidated Holding Corp.
                                       (Registrant)


Date: November 5, 2001
                                       By: /s/ Craig P. Keller
                                           Craig P. Keller
                                           Senior Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX



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
Exhibit   Description                              Method of Filing
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
99.1      Press Release, dated November 2, 2001    Filed Electronically Herewith
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